4. ACQUISITIONS AND PRO FORMA FINANCIAL INFORMATION (Tables)	9 Months Ended
Mar. 31, 2014
Acquisitions And Pro Forma Financial Information Tables
Schedule of pro forma financial data
Nine Months Ended March 31, 2013 (Unaudited)
Revenues	$1,074,612
Operating Expenses	1,601,513
Other Income	13,461
Loss from Continuing Operations	(513,440)
Income from Discontinued Operations	87,314
Net Loss	$(426,126)
Basic and Diluted Loss Per Share	$ (0.00)
Weighted Average Shares Outstanding – Basic & Diluted	86,987,648